BlackRock Basic Value Fund, Inc.

(the “Fund”)

Supplement dated April 6, 2017 to the Statement of Additional Information dated October 28, 2016, as supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Carrie King and Joseph Wolfe are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of June 30, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carrie King	9	4	0	0	0	0
	$4.40 Billion	$2.56 Billion	$0	$0	$0	$0
Joseph Wolfe*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

*Information as of February 28, 2017.

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of June 30, 2016. Information for Joseph Wolfe is as of February 28, 2017.

The following is added to the end of the first paragraph under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation”:

With respect to Joseph Wolfe, the benchmarks for the Fund and other accounts are the Russell 1000 Index (Gross Total Return); S&P 500 Index; FTSE North America in GBP; MSCI Developed — US Net TR Index; FTSE World US TR in GBP Terms; FTSE United States in GBP; 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD); Russell 1000, expressed in EUR; Russell 1000 Growth Index; Russell 1000 Value Index (Total Return); Morningstar US Flex-Cap Equity Classification; Morningstar Large Blend Classification; Investment Association North America Classification; Morningstar Large Growth Classification; Morningstar Large Value Classification; Lipper Options Arbitrage/Opt Strategies Funds Classification; MSCI All Country (AC) Americas Index; Russell 1000 Value TR Customized Index Performance Benchmark JPY and MSTAR US Large-Cap Value Equity.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Fund Ownership” is deleted in its entirety and replaced with the following:

Fund Ownership

As of June 30, 2016, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Carrie King	$100,001 - $500,000
Joseph Wolfe*	None

*Information as of February 28, 2017.

Shareholders should retain this Supplement for future reference.

SAI-10042-0417SUP

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